UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report : June 9, 2022

Prospect Capital Corporation
(Exact name of registrant as specified in its charter)

MARYLAND	814-00659	43-2048643
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, 42nd Floor, New York, New York 10016
(Address of principal executive offices, including zip code)

(212) 448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PSEC	NASDAQ Global Select Market
5.35% Series A Fixed Rate Cumulative Perpetual Preferred Stock, par value $0.001	PSEC PRA	New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement.

On June 9, 2022, Prospect Capital Corporation (the “Company”) entered into an amendment (the “Amendment”) to the Amended and Restated Dealer Manager Agreement, dated as of February 25, 2021, by and between the Company and Preferred Capital Securities, LLC (the “Dealer Manager” and, together with the Company, the “Parties”) (the “Dealer Manager Agreement”), pursuant to which the Dealer Manager agreed to serve as the Company’s agent, principal distributor and exclusive dealer manager for the Company’s offering of up to 60,000,000 shares, par value $0.001 per share, of preferred stock, with a $1,500,000,000 aggregate liquidation preference (the “Preferred Stock”). Pursuant to the terms of the Dealer Manager Agreement, as amended by the Amendment, the size of the offering was increased from $1,000,000,000 in aggregate liquidation preference of Preferred Stock to $1,500,000,000 in aggregate liquidation preference of Preferred Stock and the initial term of the Dealer Manager Agreement was extended until August 3, 2023.

The foregoing description of the Amendment is only a summary and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders

On June 9, 2022, in connection with the Offering, the Company filed Articles Supplementary (the “Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland (“SDAT”), reclassifying and designating 60,000,000 shares of the Company’s authorized and unissued shares of Common Stock into shares of Preferred Stock. The reclassification decreased the number of shares classified as Common Stock from 1,832,100,000 shares immediately prior to the reclassification to 1,772,100,000 shares immediately after the reclassification. The description of the Preferred Stock contained in the section of the Prospectus entitled “Description of the Preferred Stock” is incorporated herein by reference.

The foregoing description of the Preferred Stock is only a summary and is qualified in its entirety by reference to the full text of the Articles Supplementary, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Venable LLP, special Maryland counsel to the Company, has issued a legal opinion relating to the validity of the shares of Preferred Stock offered in the offering, a copy of which is attached to this Form 8-K as Exhibit 5.1.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 above with respect to the Articles Supplementary is incorporated in this Item 5.03 in its entirety.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

1.1    Amendment No. 1 to Amended and Restated Dealer Manager Agreement, dated as of June 9, 2022, by and between Prospect Capital Corporation and Preferred Capital Securities, LLC

3.1    Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation

5.1    Opinion of Venable LLP as to the validity of shares of Preferred Stock

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation

By:     /s/ M. Grier Eliasek
Name: M. Grier Eliasek
Title: Chief Operating Officer
Date:  June 9, 2022

Index to Exhibits

Exhibit Number	Description
1.1	Amendment No. 1 to Amended and Restated Dealer Manager Agreement, dated as of June 9, 2022, by and between Prospect Capital Corporation and Preferred Capital Securities, LLC
3.1	Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation
5.1	Opinion of Venable LLP as to the validity of shares of Preferred Stock